                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              Lucille Farms, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)       Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         -----------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         3)       Filing Party:

         -----------------------------------------------------------------------

         4)       Date Filed:

         -----------------------------------------------------------------------

                               LUCILLE FARMS, INC.
                           150 River Road P.O. Box 517
                               Montville, NJ 07045

                              ---------------------

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 4, 2001

                              ---------------------


TO THE STOCKHOLDERS OF LUCILLE FARMS, INC:

         Notice is hereby given that the Annual Meeting of Stockholders of Lucille Farms, Inc (the "Company") will be held at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07405, on December 4, 2001 at 10:30 a.m., Eastern Standard Time, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2. To ratify the selection by the Board of Directors of Citrin Cooperman & Company, LLP to serve as independent auditors for the fiscal year ending March 31, 2002; and

3. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 18, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPYING ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

         All stockholders are cordially invited to attend the meeting.


                                             By Order of the Board of Directors



                                             Stephen M. Katz, Secretary

Montville, New Jersey
October 24, 2001


            IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                              AND RETURNED PROMPTLY

                               LUCILLE FARMS, INC.
                           150 River Road P.O. Box 517
                               Montville, NJ 07045

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 4, 2001

                                -----------------

                             SOLICITATION OF PROXIES

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lucille Farms, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on December 4, 2001 at 10:30 a.m., Eastern Standard Time, at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07045, and any adjournments thereof.

         A form of proxy is enclosed for use at the meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the meeting, and any stockholder present at the meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy FOR the election of the nominees for directors named herein, FOR the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company's independent auditors for the year ending March 31, 2002 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the discretion of the named proxy.

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company will also request brokerage houses, custodians, fiduciaries and nominees to forward these proxy materials to the beneficial owners of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is November 2 , 2001.

         Only stockholders of record at the close of business on October 18, 2001, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such record date, 2,971,342 shares of Common Stock were issued and outstanding. Each share entitles the holder thereof to one vote. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to voted at the meeting, present in person, or by proxy, will constitute a quorum for the transaction of business at the meeting.

         All votes will be tabulated by the Inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

                      NOMINATION AND ELECTION OF DIRECTORS

         Six persons, all of whom are members of the present Board of Directors, are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the six nominees named below. It is expected all nominees will be able and willing to serve as directors. If any nominee should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designed by the Board of Directors to replace any such nominee.

         The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons. Approval of the nominees for election to the Board requires the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present at the meeting in person or by proxy and entitled to vote.


Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the election to the Board of all nominees listed below.


Nominees for Election to the Board of Directors

           Nominees                     Age                          Office                       Director Since
------------------------------   -----------------   -----------------------------------------   ----------------
Gennaro Falivene                        71           Vice Chairman of the Board of                     1976
                                                     Directors, Executive Vice
                                                     President-Quality Control


Alfonso Falivene                        59           Director, President and Chief                     1976
                                                     Executive Officer

Stephen M. Katz                         66           Director, Vice President -Finance and             1993
                                                     Administration, Chief Financial
                                                     Officer and Secretary

Howard S. Breslow                       62           Director                                          1993

Jay M. Rosengarten                      56           Director                                          1998

Dr. Mali S. Reddy                       54           Director                                          2001

         Mr. Gennaro Falivene is a founder of the Company and has been a director of the Company since inception in 1976. He served as Vice President and Treasurer of the Company from inception until April 1993 when he was appointed Vice Chairman of the Board of Directors and Executive Vice President -Quality Control.

         Mr. Alfonso Falivene is a founder of the Company and has been a director of the Company since inception in 1976. He served as Vice President and Secretary of the Company until April 1993 when he was appointed President and Chief Executive Officer.

         Mr. Stephen M. Katz has been a director of the Company, its Vice President-Finance and Administration and Chief Financial Officer and Secretary since April 1993. Mr. Katz was a partner in the certified public accountant firm of Drogin & Katz, a position he held from 1970 to 1997. Drogin & Katz was the company's accounting firm from March 1973 to March 1993. Mr. Katz is a certified public accountant licensed in New York.

         Mr. Howard S. Breslow has been director of the Company since April 1993. He has been a practicing attorney in New York for more than 35 years and is a member of the law firm of Breslow & Walker, LLP, New York, New York, which serves as general counsel to the Company. Mr. Breslow currently serves as a director of Excel Technology, Inc., a publicly held company engaged in the development and sale of laser products, Cryomedical Science, Inc., a publicly held company engaged in the research, development and sale of products for use in low temperature medicine, Vikonics, Inc. a publicly held company engaged in the design and sale of computer based security systems, and FIND/SVP, Inc., a publicly held company engaged in the development and marketing of business information services.

         Mr. Jay Rosengarten was appointed to the Board of Directors effective February 1, 1998. Mr. Rosengarten, the former Board Chairman of Shopwell, Chicago, is an internationally recognized consultant, author and lecturer on Consumer Marketing, Ethnic Marketing and Business Management. Mr. Rosengarten has a J.D. from Fordham University Law School. Mr. Rosengarten is a principal in the Rosengarten Group, a management consulting firm, a position he has held from 1993 to present.

         Dr. Mali S. Reddy has been a director of the Company since June 4, 2001. He is currently the president of ADFAC (American Dairy and Food Culturing Labs.), a position he has held for over fifteen years. He holds approximately one hundred and fifty U.S. and international patents. Dr. Reddy was the recipient of the prestigious Richard M. Hoyt Memorial Award from the American Dairy Science Association. He has served as a consultant to more than sixty-five firms in the U.S. and abroad.


Board of Directors and Committees

         Gennaro Falivene is the uncle of Alfonso Falivene. No other family relationship exists between any director or executive officer of the Company.

         The Company currently does not compensate its directors for their services in such capacity, except for 5,000 shares of Common Stock issuable under outstanding options granted to Mali S. Reddy.

         The Board of Directors held one meeting during the year ended March 31, 2001, which was attended by all directors. The Company currently has no standing compensation or nominating committees of the Board of Directors, or committees performing similar functions. The Company has an audit committee consisting of Howard S. Breslow, Jay Rosengarten and Mali S. Reddy. The audit committee reviews the adequacy of the Company's internal controls, and meets periodically with management and the Company's independent auditors. The audit committee met once during the year ended March 31, 2001.

Audit Committee Report

         In connection with the preparation and filing of the Lucille Farms, Inc. Annual Report on form 10K for the year ended March 31, 2001:

         (1) The Audit committee reviewed and discussed the audited financial statements with management;

         (2) The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61 (as may be modified or supplemented);

         (3) The Audit Committee reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No.1, as may be modified or supplemented, and discussed with the independent accountant the independent accountant's independence; and

         (4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10K.

         All members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.


                                             Audit Committee

                                             Howard S. Breslow
                                             Jay Rosengarten
                                             Mali S. Reddy

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of October 18, 2001, certain information regarding the beneficial ownership of Common Stock and Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director of the Company; (iii) each named executive officer of the Company; and (iv) all of the Company's current directors and executive officers as a group. Unless expressly indicated otherwise, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

                                                            Amount and Nature
                          Name and Address of Principal       of Beneficial
   Title of Class                  Stockholder                Ownership (1)          Percent of Class
---------------------  ----------------------------------  ---------------------  -----------------------
Common Stock           The Estate of Philip Falivene                   219,917                      7.4%
                       Box 125
                       Swanton, VT 05488

Common Stock           Gennaro Falivene                                327,417                     11.0%
                       Box 125
                       Swanton, VT 05488

Common Stock           Alfonso Falivene (2)                            464,917                     15.6%
                       Box 517
                       150 River Road
                       Montville, NJ 07045

Common Stock           Stephen M. Katz (3)                              85,750                      2.9%
                       Box 517
                       150 River Road
                       Montville, NJ 07045

Common Stock           B & W Investment Associates                     193,799                      6.5%
                       c/o Howard S. Breslow
                       14 Parkwood Lane
                       Dix Hills, NY 11746

Common Stock           Howard S. Breslow                               193,799 (4)                  6.5%
                       14 Parkwood Lane
                       Dix Hills, NY 11746

Common Stock           Jay M. Rosengarten                               15,000 (5)                  0.5%
                       Box 517
                       Montville, NJ 07045

Common Stock           Mali S. Reddy                                     7,500 (6)                  0.3%
                       1250 South Parker Road
                       Denver, CO 80231

Common Stock           Joseph J. Arcata                                  60,000 (7)                 2.0%
                       170 Prospect Avenue
                       Hackensack, NJ 07601

Series A               International Ingredient Corporation                 216                   100.0%
Preferred Stock        4240 Utah Street
                       St. Louis, MO 63116

Common Stock           All beneficial owners of 5% or more            1,206,050                    40.6%
                       (4 persons)

Common Stock           All officers and directors as a                1,154,383 (8)               37.8 %
                       group (7 persons)

Series A Preferred     All beneficial owners of 5% or more                  216                   100.0%
Stock                  (1 person)

Series A               All officers and directors as a group                  0                     0.0%
Preferred Stock        (7 persons)

----------------------
(1) Shares of Common Stock of the Company subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage of the outstanding shares held by a person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) Includes for purposes of this table 7,500 shares owned by Mr. Falivene's wife and 20,000 shares owned by one of his children.

(3)  Includes for purposes of this table 40,000 shares owned by Mr. Katz's wife.

(4) Represents all of the shares owned by B&W Investment Associates, a partnership of which Howard S. Breslow, a director of the Company, is a partner.

(5) Includes 15,000 shares of Common Stock of the Company issuable under outstanding options.

(6)  Includes 7,500 shares of Common Stock issuable under outstanding options.

(7)  Includes 60,000 shares of Common Stock issuable under outstanding options.

(8)  Includes 82,500 shares of Common Stock issuable under outstanding options.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's officers, directors and beneficial owners of more than 10% of any class of its equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Reporting Persons") are required under that Act to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company pursuant to that Act, the Company believes that during the fiscal year ended March 31, 2001, all filing requirements applicable to Reporting Persons were complied with, except that the Initial Statement of Beneficial Ownership of Securities for Jay M. Rosengarten, a director of the Company, which was due on February 17, 1998, was filed on January 16, 2001, and for Joseph J. Arcata, an officer of the Company, which was due on August 29, 2000, was filed on April 3, 2001.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

         The executive officers of the Company are as follows:


                   Name                    Age             Position and Offices with the Company
         -------------------------    -------------     -------------------------------------------
         Gennaro Falivene                   71          Vice Chairman of the Board of Directors,
                                                        Executive Vice President-Quality Control

         Alfonso Falivene                   59          Director, President and Chief Executive
                                                        Officer

         Stephen M. Katz                    66          Director, Vice President-Finance and
                                                        Administration, Chief Financial Officer and
                                                        Secretary

         David McCarty                      45          Vice President-Sales and Marketing

         Joseph J. Arcata                   55          Vice President-Production


         Officers are appointed by and hold office at the pleasure of the Board of Directors. Set forth below is a biographical description of each executive officer of the Company who is not also a director of the Company, based on information supplied by him.

         David McCarty has been Vice President-Marketing and Sales of the Company since April 1993. From July 1991 to March 1993, Mr. McCarty was the Vice President of Braff & Company, Inc. From February 1990 to July 1991, Mr. McCarty was the New York area Manager for Good Humor, a division of Thomas J. Lipton, where he established a new distribution network, created a sales promotion program and aided in reversing a sales decline and increasing sales. From August 1986 to February 1990, Mr. McCarty was the Director of Marketing of Braff & Company Inc, From 1982 to 1986, Mr. McCarty was the Director of Marketing (1985 and 1986) and National Sales Manager (1982-1985) for Ginseng VP Corp., a "New Age" beverage corporation.

         Joseph J. Arcata has been Vice-President - Production since December 6, 2000. Prior thereto, from 1992 to 1999, Mr. Arcata was the Vice President of Operations for Concord Marketing Inc., where was responsible for production and general operations. Mr. Arcata has done consulting work for Sorrento Cheese, Land O' Lakes and other cheese manufacturers.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who receive salary, bonus and other compensation payments in excess of $100,000 during the year ended March 31, 2001 (collectively, the "Named Executive Officers"):


Summary Compensation Table

                               Annual Compensation                                           Long Term Compensation
                               -------------------                                           ----------------------

                                                                                         Awards                   Payouts
                                                                              --------------------------  --------------------------
                                                                                Restricted
                                                            Other Annual          Stock       Options/      LTIP         All Other
Name and Principal       Fiscal     Salary      Bonus       Compensation(1)       Award(s)      SARs(2)     Payouts    Compensation
   Positions              Year       ($)         ($)             ($)               ($)           (#)         ($)            ($)
----------------------  --------  ----------  -----------  -----------------  -------------  -----------  -----------  -------------
Alfonso Falivene          2001     106,000        --            9,000              --           --              --           --
  President and Chief     2000     110,000        --            8,000              --           --              --           --
  Executive Officer       1999     110,000        --            8,000              --           --              --           --

Gennaro Falivene          2001     106,000        --            5,000              --           --              --           --
  Executive Vice          2000     108,000        --            5,000              --           --              --           --
  President -             1999     106,000        --            4,000              --           --              --           --
  Quality Control

Joseph J. Arcata (3)      2001      63,000(4)    33,000(4)       6,000(4)          --         150,000           --           --
  Vice President -        2000       --           --             --                --           --              --           --
  Production              1999       --           --             --                --           --              --           --

---------------

(1) Represents automobile allowances and/or automobile lease payments for the benefit of such employee.

(2)   Options to acquire shares of Common Stock of the Company.

(3) Mr. Arcata did not become an executive officer of the Company until August 14, 2000, and therefore information regarding his compensation for the years 2000 and 1999 has not been included.

(4) Includes compensation received by Mr. Arcata while an employee of the Company prior to becoming an executive officer.


Option/SAR Grants in Year-Ended March 31, 2001

         In the fiscal year ended March 31, 2001, the Company issued options to purchase shares of Common Stock to each of the Named Executive Officers, as follows:

                         Number of Securities         Percent of Total
                              Underlying            Options/SARs granted        Exercise or
 Name and Principal          Options/SAR's         to Employees in Fiscal        Base Price         Expiration
     Positions              granted (#) (1)                 Year                   ($/Sh)              Date
---------------------   -----------------------   ------------------------   -----------------   ----------------
Alfonso Falivene                   --                          --                     --                 --

Gennaro Falivene                   --                          --                     --                 --

Joseph J. Arcata                150,000                       100%                  $3.9375      August 14, 2010

---------------

(1)  Options to acquire shares of Common Stock.

Aggregated Options/SAR Exercises and Option/SAR Values for the Fiscal Year Ended March 31, 2001

         The following table provides information related to options exercised by each of the Named Executive Officers during the year ended March 31, 2001 fiscal year and the number and value of options held at March 31, 2001. The Company does not have any outstanding stock appreciation rights. None of the options were in the money at year ended March 31, 2001.

                                                             Number of Securities              Value of Unexercised
                                                            Underlying Unexercised                in the money
                                                                  Options/SAR                      Options/SAR
                                                             At Fiscal Year End (#)          At Fiscal Year End ($) (1)
                                                             ----------------------          --------------------------
                    Shares Acquired        Value
   Name             On Exercise (#)     Realized ($)    Exercisable  Unexercisable           Exercisable   Unexercisable
----------          ---------------     ------------    -----------  -------------           -----------   -------------

Alfonso Falivene           --                --                --          --                     --             --

Gennaro Falivene           --                --                --          --                     --             --

Joseph J. Arcata           --                --              30,000     120,000                   --             --

---------------

(1) The closing price for the Common Stock as reported on the Nasdaq on March 31, 2001 was $2.375.

Employee Agreements

            On August 14, 2000, the Company entered into an employment agreement with Joseph J. Arcata, Jr. to serve as Vice President - Production of the Company, pursuant to which he will receive, among other things, (a) an annual salary of $100,000, (b) a quarterly bonus of $12,500, (c) stock options to purchase 150,000 shares of the Common Stock at a price equal to no less than the fair market value thereof on the date of the grant, (d) participation in the Company's executive officer bonus pool, (e) an automobile allowance of $850 a month, and (f) three weeks of vacation time. Mr. Arcata's initial term of employment ended August 14, 2001, however, per his employment agreement he remains in the employ of the Company on a month-to-month basis until such time as a new agreement is entered into or either the Company or Mr. Arcata gives notice of termination.

Report of the Board of Directors on Executive Compensation

         During the fiscal year ended March 31, 2001, the entire Board of Directors held primary responsibility for determining executive compensation levels. The goals of the Company's compensation program is to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long term success of the Company.

         The Chief Executive Officer's compensation for the fiscal year ended March 31, 2001 was determined by the Board of Directors (without the vote of Mr. Alfonso Falivene) based on the Company's performance in fiscal 2000, anticipated performance in fiscal 2001, and the level of salaries of chief executive officers in a peer group consisting of cheese manufacturers and/or food processors having sales levels comparable to the Company.


                                        BOARD OF DIRECTORS
                                        Alfonso Falivene
                                        Gennaro Falivene
                                        Jay Rosengarten
                                        Howard S. Breslow
                                        Stephen M. Katz

Compensation Committee Interlocks and Inside Participation

         During the year ended March 31, 2001, Messrs. Alfonso Falivene, Gennaro Falivene, and Stephen M. Katz were each officers of the Company as well as directors of the Company who participated in deliberations of the Company's Board of Directors concerning executive officer compensation.


Certain Relationships and Related Transactions

         At March 31, 2001, Alfonso Falivene, Gennaro Falivene and the estate of Philip Falivene each was indebted to the Company in the amount of $30,667, $30,666, and $36,365, respectively. Such indebtedness is represented by promissory notes, dated as of June 1, 1992, with the principal due on June 1, 2002. The notes bear interest at the rate of 9% per annum, which interest is payable annually.

         The Company leases a parcel of land adjacent to its facility. This parcel is owned by two of its officers, Messrs. Alfonso Falivene and Gennaro Falivene, and the Estate of Philip Falivene. The space is used as an employee parking lot and its use was required in conjunction with the construction of the new Whey drying facility. The lease is for a ten year period. Rentals are $750.00 monthly for the first five years and $900.00 monthly for the additional five year period. Rent expense for the years ended March 31, 2001 and 2000 was $9,000 and $9,000, respectively. This lease has a purchase option to purchase at fair market value at the end of the ten year period. This lease was assigned to the bank in conjunction with the Whey Plant financing.

         The Company leases a portion of its Montville, New Jersey offices from Messrs. Alfonso Falivene, Gennaro Falivene, and the Estate of Philip Falivene the joint owners of the office condominium unit. During the fiscal years ended March 31, 1999, 2000,and 2001, the Company paid approximately $14,000, $14,000 and $14,000, respectively, toward the rental of such offices. The Company currently pays $1,200 per month rent for such premises on a month-to-month basis. The Company also leases an additional 900 adjacent square feet for $750.00 monthly on a month-to-month basis. These premises are also owned by Messrs. Alfonso Falivene, Gennaro Falivene, and the Estate of Philip Falivene. This space is primarily used for marketing operations. Rent expense for this space was $9,000, $9,000, and $9,000, respectively, for the years ended March 31, 1999, 2000, and 2001.

         Philip Falivene is the father of Alfonso Falivene and the brother of Gennaro Falivene.

         Howard S. Breslow is a partner in Breslow & Walker, LLP, the Company's legal counsel. In the fiscal year ended March 31, 2001, the Company paid Breslow & Walker, LLP approximately $31,123 for legal services.

         The Company has retained Jay Rosengarten as an independent sales consultant. Mr. Rosengarten has been paid $50,000 for his services.

         The Company has retained Mali S. Reddy as an independent consultant with respect to the development of neutraceuticals and value added products. Dr Reddy was issued a 10 year stock option to purchase an aggregate of 5,000 shares of Common Stock in connection with his services.

         The Company is the owner and beneficiary of life insurance policies on the lives of Messrs. Falivene, each in the amount of $300,000. In the event of the death of any such insured, the Company has agreed (subject to tender) to utilize the proceeds of such policy to purchase shares of Common Stock from the deceased's estate at the market value of such shares on the date of death.

                             STOCK PERFORMANCE GRAPH

         The following chart compares the percentage change in the cumulative total stockholder return of the Common Stock during the period from March 31, 1996 through the fiscal year ended March 31, 2001 with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The comparison assumes $100,000 was invested in the Common Stock on March 31, 1996, and in each of the stocks included in the NASDAQ Composite Index and the Company Peer Group.


                                [Chart Omitted)]




Legend

CRSP Total Returns Index For:   3/96    3/97    3/98    3/99    3/00    3/01


LUCILLE FARMS, INC.            100.0    56.3    31.3    81.3   131.3    59.4

NASDAQ Stock Market
(US Companies)                 100.0   111.1   168.5   227.6   423.4   169.3

NASDAQ Stocks
(SIC 5140-5149 US Companies)
 Groceries and Related
 Products:                     100.0   146.5   270.4    241.4  204.1   286.3


Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 03/31/1996.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has selected the accounting firm of Citrin Cooperman & Company, LLP to serve as independent auditors of the Company and proposes the ratification of such decision. A representative of Citrin Cooperman & Company, LLP is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate stockholder questions.


Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR ratification of the selection of Citrin Cooperman & Company, LLP as the independent auditors for the Company for the fiscal year ending March 31, 2002.


Audit Fees

         Citrin Cooperman & Company, LLP has billed the Company $34,000, in the aggregate, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended March 31, 2001.


Financial Information Systems Design and Implementation Fees

         Citrin Cooperman & Company, LLP provided no information technology services relating to financial information systems design and implementation during the fiscal year ended March 31, 2001.


All Other Fees

         There are no additional fees billed or expected to be billed by Citrin Cooperman & Company, LLP for services rendered to the Company in addition to those described above under "Audit Fees."


                              STOCKHOLDER PROPOSALS

         Stockholders who wish to present proposals for action at the 2002 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than June 3, 2002 in order that they be considered for inclusion in proxy statements and proxy card relating to that meeting. Stockholders who intend to present a proposal at the Company's 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than August 18, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to stockholders of the Company for the year ended March 31, 2001, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the meeting. Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

         A copy of the Company's Annual Report on Form-10K, as filed with the Securities and Exchange Commission (exclusion of exhibits), will be furnished without charge to any stockholder upon written request to Stephen M. Katz, Vice President-Finance and Administration and Chief Financial Officer, 150 River Road, P.O. Box 517, Montville, NJ 07045.

                                        By Order of the Board of Directors



                                        Stephen M. Katz, Secretary






Montville, New Jersey
October 24, 2001


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                               Lucille Farms, Inc.
                          150 RIVER ROAD, P.O. BOX 517
                               MONTVILLE, NJ 07045


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, acknowledging receipt of the proxy statement dated October 24, 2001 of Lucille Farms, Inc., hereby constitutes and appoints Alfonso Falivene and Stephen M. Katz and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned on the books of said corporation, to appear and vote all the shares of stock of Lucille Farms, Inc., standing in the name of the undersigned on the books of aid corporation on October 18, 2001, at the Annual Meeting of Stockholders of Lucille Farms, Inc. to be held at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07045 on December 4, 2001, at 10:30 A.M., Eastern Standard Time, and any adjournments thereof.

         When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

1.  ELECTION OF DIRECTORS

         _______        For all nominees listed below
                        (except as marked to the contrary below)


         _______ Withhold Authority to vote for all nominees listed below


    Gennaro Falivene           Alfonso Falivene          Stephen M. Katz

    Howard S. Breslow         Jay M. Rosengarten          Mali S. Reddy


(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through or otherwise strike nominee's name in the list above.)


2. PROPOSAL TO RATIFY THE SELECTION OF CITRIN COOPERMAN & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2002.

              FOR____           AGAINST____          ABSTAIN____


3. TO VOTE, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




DATED: __________________,2001


------------------------------
Signature



------------------------------
Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE